Exhibit 99.1

SEPARATION AGREEMENT AND RELEASE

RECITALS

This Separation Agreement and Release (“Agreement”) is made by and between Rick Darnaby (“Employee”) and Somera Communications, Inc. (the “Company”) (collectively referred to as the “Parties”):

WHEREAS, Employee has been employed by the Company and has served as a director on the Company’s board of directors;

WHEREAS, the Company and Employee entered into a standard form of Company confidentiality agreement (the “Confidentiality Agreement”);

WHEREAS, the Company and Employee have entered into two (2) Stand-Alone Stock Option Agreements each dated September 17, 2001 granting Employee options to purchase shares of the Company’s common stock, and a Stock Option Agreement dated February 7, 2003 granting Employee the option to purchase shares of the Company’s common stock subject to the terms and conditions of the Company’s 1999 Stock Plan and each of the Stock Option Agreements (the “Stock Agreements”);

WHEREAS, the Company and Employee have entered into an Employment Agreement dated as of September 17, 2001 governing Employee’s employment relationship with the Company (the “Employment Agreement”), and an Indemnification Agreement (the “Indemnification Agreement”);

WHEREAS, the Company has provided Employee with a loan in connection with a Promissory Note Secured by Deed of Trust dated May 3, 2002 (the “Promissory Note”);

WHEREAS, the Company and Employee mutually determined that a prompt termination of the employment relationship and a resignation from the Company’s board of directors would be in the best interests of the Company, and therefore Employee has resigned effective October 31, 2003;

WHEREAS, the Parties, and each of them, wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions and demands that either may have against the other, including, but not limited to, any and all claims arising or in any way related to Employee’s employment with, or separation from, the Company;

NOW THEREFORE, in consideration of the promises made herein, the Parties hereby agree as follows:

COVENANTS

1. Resignation. Employee hereby confirms his resignation from his position as President and Chief Executive Officer and any or all other positions that may have at any time been held by

Employee with the Company or any of its affiliates, and his resignation from the Company’s board of directors, effective as of October 31, 2003.

2. Consideration.

(a) The Company will pay Employee his salary at the rate of $39,583.33 per month through December 1, 2003, and will, within ten (10) days after the Effective Date, pay to Employee a lump sum in the amount of $575,000 as severance compensation for the termination of his employment. All such compensation shall be subject to all applicable withholding requirements. After the Effective Date, Employee will not be entitled to accrual of any employee benefits, including, but not limited to, vacation benefits or bonuses, other than those specifically set forth in Section 2 of this Agreement.

(b) Stock. The Parties agree that for purposes of determining the number of shares of the Company’s common stock which Employee is entitled to purchase from the Company pursuant to the exercise of outstanding options, the Employee will be considered to have vested as follows: (i) with regard to the option granted pursuant to a Stand-Alone Stock Option Agreement on September 17, 2001 to purchase 1,923,000 shares (exercise price: $4.50 per share), such option shall be vested and exercisable as to all such shares; (ii) with regard to the option granted pursuant to a Stand-Alone Stock Option Agreement on September 17, 2001 to purchase 824,000 shares (exercise price $4.50 per share), Employee acknowledges that as of the Termination Date, he will have vested in no shares under such option; and (iii) with regard to the option granted pursuant to a Stock Option Agreement on February 7, 2003 to purchase 250,000 shares (exercise price $1.28 per share), such option shall be vested and exercisable as to 62,500 shares under such option. Each of the Stock Agreements is hereby amended such that all vested options held pursuant to such Stock Agreements shall remain exercisable for a period of twelve (12) months after the Effective Date. In all other respects, the exercise of such stock options by Employee shall continue to be subject to the terms and conditions of each of the Stock Agreements.

(c) Benefits. Employee’s group health insurance, dental and vision care benefits (for him and his covered dependents) will cease at the earlier of: (i) twelve (12) months after the Effective Date, or (ii) the date upon which Employee and his covered dependents are covered by similar plans of Employee’s new employer (such period being the “Covered Period”), and the Company shall pay Employee’s group health insurance, dental and vision plan coverage continuation premiums under COBRA during the Covered Period. In addition, and without in any way modifying such Promissory Note, the Company and Employee acknowledge that, in accordance with Section 6 of the Promissory Note, if the Promissory Note has not become immediately due and payable prior to May 3, 2004, the principal balance of the Promissory Note shall on May 3, 2004 be reduced by an additional $200,000. Employee’s participation in all other benefits and incidents of employment will cease on the Effective Date. Employee will cease accruing other employee benefits, including, but not limited to, vacation time and paid time off, as of the Effective Date.

3. Confidential Information; Return of Property. Employee shall continue to maintain the confidentiality of all confidential and proprietary information of the Company and shall continue to comply with the terms and conditions of the Confidentiality Agreement between Employee and the Company. Employee shall return all of the Company’s property and confidential and proprietary information in his possession to the Company on the Effective Date of this Agreement, except that the Company agrees that Employee may keep (i) the Blackberry wireless device (and related software and docking station), and (ii) the Toshiba R100 laptop computer issued to Employee during his employment with the Company, provided that the contents of each such device shall have been reviewed by the Company for the purpose of removing all confidential and proprietary information of the Company as of the Effective Date.

4. Payment of Salary. Employee acknowledges and represents that the Company will have paid all salary, wages, bonuses, accrued vacation, commissions, director compensation and reimbursement of expenses, and any and all other benefits due to Employee, once the above noted payments and benefits are received.

5. Release of Claims. Employee agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Employee by the Company. Employee and the Company, on behalf of themselves, and their respective heirs, family members, executors, officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, hereby fully and forever release each other and their respective heirs, family members, executors, officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, from, and agree not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement including, without limitation,

(a) any and all claims relating to or arising from Employee’s employment relationship with the Company and the termination of that relationship;

(b) any and all claims relating to, or arising from, Employee’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

(c) any and all claims under the law of any jurisdiction including, but not limited to, wrongful discharge of employment; constructive discharge from employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

(d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, The Worker

Adjustment and Retraining Notification Act, Older Workers Benefit Protection Act; the California Fair Employment and Housing Act, and the California Labor Code;

(e) any and all claims for violation of the federal, or any state, constitution;

(f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

(g) any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Employee as a result of this Agreement; and

(h) any and all claims for attorneys’ fees and costs, except as specifically provided in Section 17 hereof.

The Company and Employee agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.

6. Acknowledgement of Waiver of Claims Under ADEA. Employee acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 (“ADEA”) and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Employee acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that:

(a) he should consult with an attorney prior to executing this Agreement;

(b) he has up to twenty-one (21) days within which to consider this Agreement;

(c) he has seven (7) days following his execution of this Agreement to revoke the Agreement; and

(d) this Agreement shall not be effective until the revocation period has expired.

(e) nothing in this Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs for doing so, unless specifically authorized by federal law.

7. Civil Code Section 1542. The Parties represent that they are not aware of any claim by either of them other than the claims that are released by this Agreement. Employee and the Company acknowledge that they have been advised by legal counsel and are familiar with the provisions of California Civil Code Section 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Employee and the Company, being aware of said code section, agree to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

8. No Pending or Future Lawsuits. The Parties represent that they have no lawsuits, claims, or actions pending in their name, or on behalf of any other person or entity, against the other party or any other person or entity referred to herein. The Parties also represent that they do not intend to bring any claims on their own behalf or on behalf of any other person or entity against the other party or any other person or entity referred to herein.

9. Application for Employment. Employee understands and agrees that, as a condition of this Agreement, he shall not be entitled to any employment with the Company, its subsidiaries, or any successor, and he hereby waives any right, or alleged right, of employment or re-employment with the Company. Employee further agrees that he will not apply for employment with the Company, its subsidiaries or related companies, or any successor.

10. Confidentiality. The Parties acknowledge that their agreement to keep the terms and conditions of this Agreement confidential was a material factor on which all parties relied in entering into this Agreement. The Parties hereto agree to use their best efforts to maintain in confidence the existence of this Agreement, the contents and terms of this Agreement, the consideration for this Agreement, and any allegations relating to the Company or employee’s employment with the Company except as otherwise provided for in Section 13 of this Agreement (hereinafter collectively referred to as “Settlement Information”). The Parties agree to take every reasonable precaution to prevent disclosure of any Settlement Information to third parties, and agree that there will be no publicity, directly or indirectly, concerning any Settlement Information, except as may be required by law. The Parties agree to take every precaution to disclose Settlement Information only to those attorneys, accountants, governmental entities, and family members who have a reasonable need to know of such Settlement Information. The Parties agree that if a party proves that the other party breached this Confidentiality provision, it shall be entitled to an award of its costs spent enforcing this provision, including all reasonable attorneys’ fees associated with the enforcement action without regard to whether actual damages can be established from the breach.

11. No Cooperation. Each Party agrees it will not act in any manner that might damage the other party. The Parties agree that they will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the other party and/or any officer, director, employee, agent, representative, shareholder or attorney of the Company, unless under a subpoena or other court order to do so. The Parties further agree both to immediately notify the other party upon receipt of any court order, subpoena, or any legal discovery device that seeks or might require the disclosure or production of the existence or terms of this Agreement, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or legal discovery device to the other party.

12. Cooperation in Defense of Litigation. Employee acknowledges that he is aware that the Company is engaged in the defense of certain litigation matters. Employee hereby agrees to provide reasonable cooperation to the Company and/or its defense counsel in the course of such litigation matters relating to the period during which Employee was an employee or director of the Company. Employee’s cooperation shall include, but is not limited to, making himself available for meetings with the Company and/or its defense counsel, cooperating in providing affidavits to the Company and/or its defense counsel as defense counsel deems necessary in the course of the litigation, and complying with other reasonable requests by the Company and/or its defense counsel. The Company agrees to pay Employee’s reasonable expenses in connection with his cooperation in litigation matters as required by this paragraph. Reasonable expenses under this clause may include travel expenses or expenses incurred to produce documents, and shall include remuneration for Employee’s time in cooperating as required by this paragraph in the amount of $200 per hour.

13. Non-Disparagement. Each party agrees to refrain from any defamation, libel or slander of the other, or tortious interference with the contracts and relationships of the other. All inquiries by potential future employers or business associates of Employee will be directed to Barry Phelps, Chairman of the Board of the Company. Upon inquiry, the Company shall provide a reference for Employee containing statements substantially equivalent to a written statement to be approved not later than December 31, 2003 by Employee and the Chairman of the Board of the Company, with neither Employee nor the Chairman unreasonably withholding his approval. In addition, Employee is authorized to present to potential future employers and business associates a description of his past and current relationship with the Company, and of the termination of his employment with the Company, that is consistent with the content of that jointly approved statement. The Parties acknowledge that their agreement to prepare and use such a statement was a material factor on which they relied in entering into this Agreement. The Company’s obligations under this section extend only to then current executives, officers, members of the Board of Directors, and managing agents, and only for so long as those individuals are employees and/or directors of the Company.

14. Non-Solicitation. Employee agrees that for a period of twelve (12) months immediately following the Effective Date of this Agreement, Employee shall not either directly or indirectly solicit, induce, recruit or encourage any of the Company’s employees to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage, or take away employees of the Company, either for himself or any other person or entity.

15. No Admission of Liability. The Parties understand and acknowledge that this Agreement constitutes a compromise and settlement of disputed claims. No action taken by the Parties hereto, or either of them, either previously or in connection with this Agreement shall be deemed or construed to be: (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgment or admission by either party of any fault or liability whatsoever to the other party or to any third party.

16. No Knowledge of Wrongdoing. Employee represents that he has no knowledge of any wrongdoing involving improper or false claims against a federal or state governmental agency, or any other wrongdoing that involves Employee or other present or former Company employees.

17. Costs. The Parties shall each bear their own costs and other fees incurred in connection with this Agreement, provided, that the Company agrees to directly pay Employee’s reasonable legal fees associated with negotiating and entering into this Agreement in an amount not to exceed $15,000 upon receipt of an invoice for such services.

18. Indemnification. Each party agrees to indemnify and hold harmless the other party from and against any and all loss, costs, damages or expenses, including, without limitation, attorneys’ fees or expenses incurred by the non-breaching party arising out of the breach of this Agreement by the indemnifying party, or from any false representation made herein by the indemnifying party, or from any action or proceeding which may be commenced, prosecuted or threatened by the indemnifying party or for that party’s benefit, upon that party’s initiative, or with that party’s aid or approval, contrary to the provisions of this Agreement. Each party further agrees that in any such action or proceeding, this Agreement may be pled by a party as a complete defense, or may be asserted by way of counterclaim or cross-claim.

19. Arbitration. The Parties agree that any and all disputes arising out of, or relating to, the terms of this Agreement, their interpretation, and any of the matters herein released, shall be subject to binding arbitration in Santa Barbara, California before the American Arbitration Association under its National Rules for the Resolution of Employment Disputes. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties agree that the prevailing party in any arbitration shall be awarded its reasonable attorneys’ fees and costs. The Parties hereby agree to waive their right to have any dispute between them resolved in a court of law by a judge or jury. This section will not prevent either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of their dispute relating to the obligations of either party under this Agreement and the agreements incorporated herein by reference.

20. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

21. No Representations. Each party represents that it has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

22. Severability. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision so long as the remaining provisions remain intelligible and continue to reflect the original intent of the Parties.

23. Entire Agreement. This Agreement represents the entire agreement and understanding between the Company and Employee concerning the subject matter of this Agreement and Employee’s relationship with the Company, and supersedes and replaces any and all prior agreements and understandings between the Parties concerning the subject matter of this Agreement and Employee’s relationship with the Company, with the exception of the Confidentiality Agreement, the Stock Agreements, the Promissory Note and the Indemnification Agreement, all of which shall remain in effect, except that any provision of this Agreement that is inconsistent with any such prior agreement shall supercede the corresponding part of that prior agreement.

24. No Waiver. The failure of any party to insist upon the performance of any of the terms and conditions in this Agreement, or the failure to prosecute any breach of any of the terms and conditions of this Agreement, shall not be construed thereafter as a waiver of any such terms or conditions. This entire Agreement shall remain in full force and effect as if no such forbearance or failure of performance had occurred.

25. No Oral Modification. Any modification or amendment of this Agreement, or additional obligation assumed by either party in connection with this Agreement, shall be effective only if placed in writing and signed by both Parties or by authorized representatives of each party. No provision of this Agreement can be changed, altered, modified, or waived except by an executed writing by the Parties.

26. Governing Law. This Agreement shall be deemed to have been executed and delivered within the State of California, and it shall be construed, interpreted, governed, and enforced in accordance with the laws of the State of California, without regard to conflict of law principles. To the extent that either party seeks injunctive relief in any court having jurisdiction for any claim relating to the alleged misuse or misappropriation of trade secrets or confidential or proprietary information, each party hereby consents to personal and exclusive jurisdiction and venue in the state and federal courts of the State of California.

27. Attorneys’ Fees. In the event that either Party brings an action to enforce or effect its rights under this Agreement, the prevailing party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, plus reasonable attorneys’ fees, incurred in connection with such an action.

28. Effective Date. This Agreement is effective after it has been signed by both parties and after eight (8) days have passed since Employee has signed the Agreement (the “Effective Date”), unless revoked by Employee within seven (7) days after the date the Agreement was signed by Employee.

29. Counterparts. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

30. Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

(a) They have read this Agreement;

(b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

(c) They understand the terms and consequences of this Agreement and of the releases it contains;

(d) They are fully aware of the legal and binding effect of this Agreement.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

SOMERA COMMUNICATIONS, INC.

Dated: December 22, 2003	By	/s/ BARRY PHELPS
Barry Phelps Chairman of the Board

RICK DARNABY, an individual

Dated: December 22, 2003	/s/ RICK DARNABY
Rick Darnaby